Note 16 - Stockholders' Equity	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Stockholders' Equity Note Disclosure [Text Block]

NOTE 16 Stockholders' Equity

On July 27, 2021 the Company’s Board of Directors announced an increase of $4.2 million in the amount of shares authorized to be repurchased, which increased the aggregate purchase price of shares eligible to be repurchased to $6.0 million. The share repurchase program does not obligate the Company to purchase any shares and has no set expiration date. The Company repurchased 217,400 shares in the open market for $4.6 million in 2021 and 87,249 shares in the open market for $1.5 million in 2020. At December 31, 2021 there was $4.1 million authorized for repurchase in the share repurchase program. The Company did not pay any dividends on its common stock during 2021 or 2020.

In order to grant a priority to eligible accountholders in the event of future liquidation, the Bank, at the time of conversion to a stock savings bank, established a liquidation account equal to its regulatory capital as of September 30, 1993. In the event of future liquidation of the Bank, an eligible accountholder who continues to maintain their deposit account shall be entitled to receive a distribution from the liquidation account. The total amount of the liquidation account will decrease as the balance of eligible accountholders is reduced subsequent to the conversion, based on an annual determination of such balance.